ALLONGE TO CONVERTIBLE NOTE DATED MAY 16, 2002

     Reference is hereby made to the Convertible Note dated May 16, 2002 (the "Note") by and between Path I Network Technologies Inc., a Delaware corporation (the "Maker"), with principal offices located at 6215 Ferris Square, Suite 140, San Diego, California 92121, and Laurus Master Fund, Ltd. (the "Payee"), with principal offices at c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street Grand Cayman, Cayman Islands. Terms used herein and not otherwise defined herein shall have the meaning set forth in the Note.

     Maker and Payee hereby agree to amend the terms of the Note in accordance with the following terms:

1. Payee shall extend the term of the Note so that the new Maturity Date shall be May 7, 2004.

2. Section 1.3 shall be amended so that interest shall be payable "on the first business day of each consecutive calendar month thereafter, and on the Maturity Date, accelerated or otherwise, due and payable as described below."

3. Section 2.1 shall be amended so that in the first sentence the reference to "one-fifteenth" shall be replaced with "one-eighteenth;"

4. Section 2.4 shall be amended so that the Conversion Price set forth in both the first and second paragraphs shall read "85% of the average of the three lowest closing prices during the . . ."

5. Section 3.1(b) of the Note, shall be amended so that the new definition of Maximum Base Price shall be $.85.

6.   There are no other modifications to the Note.


                                         PATH 1 NETWORK TECHNOLOGIES INC.


                                         By: /s/ John R. Zavoli
                                         ---------------------------------------
                                         Name/Title: John R. Zavoli
                                                     Chief Financial Officer
                                         Dated: November 7, 2002

AGREED AND ACCEPTED

LAURUS MASTER FUND, LTD.

By: /s/ David Grin
Name: David Grin
Title: